UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2024

Sonendo, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40988	20-5041718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26061 Merit Circle, Suite 102
Laguna Hills, California		92653
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 766-3636

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONX	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation of Independent Registered Public Accounting Firm

On August 14, 2024, Sonendo, Inc. (the “Company”) notified Ernst & Young LLP (“EY”) of its decision to dismiss EY as the Company’s independent registered public accounting firm, effective as of such date.

The reports of EY on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports of EY on the Company’s consolidated financial statements as of and for the years ended December 31, 2023 and 2022 contained an explanatory paragraph which noted that the Company has suffered recurring losses from operations and there was substantial doubt as to the Company’s ability to continue as a going concern.

During the years ended December 31, 2023 and 2022, and the subsequent interim period through the effective date of EY’s resignation, there were (i) no disagreements between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreement in connection with its report for such years, and (ii) no matter that was either the subject of a “disagreement” or a “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

The Company provided EY with a copy of the disclosures in this Current Report on Form 8-K (this “Current Report”) and requested that EY furnish the Company with a letter addressed to the SEC stating whether or not EY agrees with the disclosures made herein. A copy of EY’s letter, dated August 14, 2024, is filed as Exhibit 16.1 to this Current Report.

Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors of the Company recently initiated a competitive process to engage an independent registered public accounting firm to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

On August 14, 2024, the Audit Committee engaged BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm, effective as of August 14, 2024. During the fiscal years ended December 31, 2023 and 2022, and through subsequent interim period through August 14, 2024, neither the Company, nor anyone on behalf of the Company, consulted with BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by BDO to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a “disagreement” or a “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission, dated August 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonendo, Inc.

Date:	August 16, 2024	By:	/s/ John Bostjancic
John Bostjancic Chief Financial Officer